UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________________________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF
1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
November 4, 2021

GTT Communications, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35965	20-2096338
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7900 Tysons One Place
Suite 1450
McLean	Virginia	22102
(Address of principal executive offices)		(Zip code)

Registrant's telephone number, including area code: (703) 442-5500

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A(1)	N/A

(1)    On July 2, 2021, the New York Stock Exchange (the “NYSE”) announced that (i) it had suspended trading of GTT Communications, Inc. (“GTT” or the “Company”) common stock, which had traded on the NYSE under the trading symbol “GTT” (the “Common Stock”) and (ii) it had determined to commence proceedings to delist the Common Stock. The Company did not appeal the NYSE’s delisting determination. The NYSE subsequently filed a Form 25 with the Securities and Exchange Commission (the “SEC”) on July 21, 2021 to delist the Common Stock from the NYSE and from registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The delisting was effective ten (10) days after the filing of the Form 25. The deregistration of the Common Stock under Section 12(b) of the Exchange Act was effective ninety (90) days after filing of the Form 25. Since the Company’s Common Stock was registered under Section 12(g) of the Exchange Act prior to its listing on NYSE MKT LLC in 2013, the registration under Section 12(g) of the Exchange Act became operative upon the effectiveness of the deregistration under Section 12(b) of the Exchange Act.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modification of Rights of Security Holders.

As previously disclosed, on September 1, 2021 the Company entered into that certain Restructuring Support Agreement (the “RSA”), by and among the Company and certain of its direct and indirect subsidiaries, and certain other consenting stakeholders parties thereto, to support a restructuring of the indebtedness and capitalization of the Company and certain of its direct and indirect subsidiaries pursuant to the terms of the Joint Prepackaged Chapter 11 Plan of Reorganization of GTT Communications, Inc. and its Debtor Affiliates (the “Prepackaged Plan”). As contemplated by the RSA, on October 31, 2021 (the “Petition Date”), the Company and its direct and indirect subsidiaries, Communication Decisions - SNVC, LLC, Core180, LLC, Electra Ltd., GC Pivotal, LLC, GTT Americas, LLC, GTT Global Telecom Government Services, LLC, GTT RemainCo, LLC, GTT Apollo, LLC, and GTT Apollo Holdings, LLC (collectively, the “Debtors”) filed voluntary petitions for relief (the “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code, 11 U.S.C. §§ 101-1532 (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) to pursue the Prepackaged Plan.

The information set forth below in Item 8.01 of this Current Report on Form 8-K (this “Form 8-K”) regarding the Interim Order (I) Approving Notification and Hearing Procedures for Certain Transfers of and Declarations of Worthlessness with Respect to Common Stock; and (II) Granting Related Relief Docket No. 64 (the “Interim NOL Order”) is incorporated herein by reference.

Item 8.01. Other Events.

On November 4, 2021, following the hearing of the Bankruptcy Court on the Debtors’ motions for first-day relief on November 3, 2021, the Bankruptcy Court approved the Debtors’ motion (the “Scheduling Motion”) for entry of an order scheduling a combined hearing to consider the adequacy of the disclosure statement for the Prepackaged Plan (the “Disclosure Statement”) and confirm the Prepackaged Plan (“Combined Hearing”), among other things. The Bankruptcy Court also approved the form and manner of notice (the “Combined Hearing Notice”) of the Combined Hearing and the deadline established by the Court for objections to the adequacy of the Disclosure Statement and the confirmation of the Prepackaged Plan. The Combined Hearing is scheduled for 10:00 a.m. (prevailing Eastern Time) on December 15, 2021. In accordance with the Scheduling Motion, the Company has filed the Combined Hearing Notice herewith as Exhibit 99.1 to this Form 8-K.

On November 4, 2021, the Bankruptcy Court also entered the Interim NOL Order. The Interim NOL Order is designed to assist the Debtors in preserving certain of their tax attributes by establishing, on an interim basis, among other things, the procedures (including notice requirements) that restrict certain transactions involving, and require notices of the holdings of and proposed transactions by, any person or entity that is or, as a result of such a transaction, would become a Substantial Stockholder (as defined below) of Common Stock (and prohibits certain other stockholders that, in the three years preceding the Petition Date (i.e., the commencement of the Chapter 11 Cases), beneficially owned at least 20,669,870 shares of the Common Stock (representing approximately 47.5% of all issued and outstanding shares of the Common Stock as of the Petition Date) from making declarations of worthlessness with respect to, the Common Stock) (the “Procedures”). For purposes of the Procedures, a “Substantial Stockholder” is any entity or individual person that has beneficial ownership of, after taking into account certain options or other similar rights to acquire beneficial ownership of Common Stock, at least 2,066,987 shares of Common Stock (representing approximately 4.75% of all issued and outstanding shares of the Common Stock as of the Petition Date, after taking into account the shares transferred pursuant to that certain Stock Transfer Agreement, dated as of September 1, 2021, by and between the Company and The Spruce House Partnership, LLC and its affiliates). The terms and conditions of the Procedures were immediately effective and enforceable upon entry of the Interim NOL Order by the Bankruptcy Court. Any actions in violation of the Procedures (including the notice requirements) are null and void ab initio, and (a) the person or entity making such a transfer will be required to take remedial actions specified by the Debtors and applicable law to appropriately reflect that such transfer of the Common Stock is null and void ab initio and (b) the person or entity making such a declaration of worthlessness with respect to the Common Stock will be required to file an amended tax return revoking such declaration and any related deduction to reflect that such declaration is void ab initio.

In addition to the Procedures of the Interim NOL Order, the Common Stock remains subject to the terms and provisions set forth in the NOL Rights Agreement, dated as of August 7, 2019 (the “NOL Rights Agreement”), between the Company and American Stock Transfer & Trust Company, LLC as Rights Agent. The terms and provisions of the NOL Rights Agreement are set forth in the Company’s Current Report on Form 8-K filed with the SEC on August 8, 2019 and are incorporated by reference herein.

The foregoing descriptions of the Combined Hearing Notice and the Interim NOL Order are not complete and are qualified in their entirety by reference to the Combined Hearing Notice and the Interim NOL Order, respectively, copies of which are filed herewith as Exhibits 99.1 and 99.2 and are incorporated herein by reference.

Additional Information on the Chapter 11 Cases

For Bankruptcy Court filings and other additional information related to the Chapter 11 Cases available from time to time, please see https://cases.primeclerk.com/GTT, a website administered by Prime Clerk, a third party bankruptcy claims and noticing agent (the “Restructuring Website”). The information on the Restructuring Website is not incorporated by reference into, and does not constitute part of, this Form 8-K. Interested parties who may have questions related to the Chapter 11 Cases may call Prime Clerk at (877) 329-1803 or +1 (347) 532-7908 (international) or send an email to GTTInfo@PrimeClerk.com.

Cautionary Note Regarding the Company’s Securities

The Company cautions that trading in the Company’s securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by the holders of the Company’s securities in the Chapter 11 Cases. Although the Prepackaged Plan provides for certain specified treatment to holders of the Notes and the Common Stock as described in the Company’s Current Report on Form 8-K filed with the SEC on September 2, 2021, the Prepackaged Plan remains subject to confirmation by the Bankruptcy Court and satisfaction or waiver of the conditions precedent to effectiveness set forth in the Prepackaged Plan. Furthermore, even if the Prepackaged Plan is confirmed and becomes effective, the values of the securities proposed to be issued to holders of the Company’s securities are uncertain. Accordingly, holders of the Company’s securities may experience a significant or complete loss on their investment, depending on the outcome of the Chapter 11 Cases.

Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and such statements are intended to be covered by the safe harbor provided by the same. These statements are based on the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. The above statements regarding the Prepackaged Plan constitute forward-looking statements that are based on the Company’s current expectations.

Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause future events to differ materially from those in the forward-looking statements, many of which are outside of the Company’s control. These factors include, but are not limited to, the effects on the Company’s business and clients of general economic and financial market conditions, as well as the following: (i) the Company has announced that its previously issued financial statements for the years ended December 31, 2019, 2018 and 2017, each of the quarters during the years ended December 31, 2019 and 2018 and the quarter ended March 31, 2020 (the “Non-Reliance Periods”) and related disclosures and communications should no longer be relied upon as a result of preliminary findings of the Company’s previously disclosed review of certain accounting issues (the “Review”); the Company is continuing to finalize its quantification of the impact of errors identified by the Review on financial results for the Non-Reliance Periods and the impact may be materially different than previously disclosed estimates; (ii) the completion of the Review and the completion and filing of the restated financial statements relating to the Company’s previously issued consolidated financial statements for the Non-Reliance Periods, its Quarterly Reports on Form 10-Q for the quarters ended June 30, 2020 and September 30, 2020, its Annual Report on Form 10-K for the fiscal year ended December 31, 2020, its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2021 and June 30, 2021 and any subsequent delayed periodic SEC filings may take longer than expected as a result of the timing or findings of the Review or the Company’s independent registered public accounting firm’s review process; (iii) existing cash balances and funds generated from operations may not be sufficient to finance the Company’s operations and meet its cash requirements; (iv) the Company is subject to risks associated with the actions of network providers and a concentrated number of vendors and clients; (v) the Company could be subject to cyber-attacks and other security breaches; (vi) the Company’s network could suffer serious disruption if certain locations experience damage or as the Company adds features and updates its network; (vii) the Company is subject to risks associated with purchase commitments to vendors for longer terms or in excess of the volumes committed by the Company’s underlying clients, or sales commitments to clients that extend beyond the Company’s commitments from its underlying suppliers; (viii) the Company may be unable to establish and maintain peering relationships with other providers or agreements with carrier neutral data center operators; (ix) the Company’s business, results of operation and financial condition are subject to the impacts of the COVID-19 pandemic and related market and economic conditions; (x) the Company may be affected by information systems that do not perform as expected or by consolidation, competition, regulation or a downturn in the Company’s industry; (xi) the Company may be liable for the material that content providers distribute over its network; (xii) the Company has generated net losses historically and may continue to do so; (xiii)

the Company may fail to successfully integrate any future acquisitions or to efficiently manage its growth; (xiv) the Company may be unable to retain or hire key employees; (xv) the Company recently announced management changes; (xvi) the Company is subject to risks relating to the international operations of its business; (xvii) the Company may be affected by tax assessments, unfavorable tax audit outcomes, delayed tax filings and future increased levels of taxation; (xviii) the Company has substantial indebtedness, which could prevent it from fulfilling its obligations under its debt agreements or subject the Company to interest rate risk; (xix) the potential failure of the Company to realize anticipated benefits of the sale of the Company’s infrastructure division (the “Sale Transaction”); (xx) risks from relying on Cube Telecom Europe Bidco Limited (the “Buyer”) for various critical transaction services and network services for an extended period under the transition services agreement and the master services agreement contemplated by that certain Sale and Purchase Agreement, dated as of October 16, 2020 (as amended, the “Infrastructure SPA”), among the Company, its subsidiaries GTT Holdings Limited, Global Telecom and Technology Holdings Ireland Limited, Hibernia NGS Limited and GTT Americas, LLC (collectively, the “Sellers”) and the Buyer; (xxi) the potential impact of consummation of the Sale Transaction on relationships with third parties, including customers, employees and competitors; (xxii) the ability to attract new customers and retain existing customers in the manner anticipated; (xxiii) the Company has announced that it expects to report material weaknesses in internal control over financial reporting and its internal control over financial reporting may have further weaknesses of which the Company is not currently aware or which have not been detected; (xxiv) the RSA may be terminated by certain of its parties if specified milestones are not achieved, amended or waived, or if certain other events occur; and (xxv) the ability to obtain relief from the Bankruptcy Court to facilitate the smooth operation of the Company’s businesses during the Chapter 11 Cases and other risks and uncertainties relating to the Chapter 11 Cases, including but not limited to, the Company’s ability to obtain approval of the Bankruptcy Court with respect to motions, the effects of the Chapter 11 Cases on the Company and on the interests of various constituencies, Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general, the length of time the Company will operate under the Chapter 11 Cases, risks associated with third-party motions in the Chapter 11 Cases, regulatory approvals required to emerge from chapter 11, the potential adverse effects of the Chapter 11 Cases on the Company’s liquidity or results of operations and increased legal and other professional costs in connection with the Chapter 11 Cases. The foregoing list of factors is not exhaustive. The Company does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements. For a discussion of a variety of risk factors affecting the Company’s business and prospects, see “Risk Factors” in the Company’s annual and quarterly reports filed with the SEC, including, but not limited to, its Annual Report on Form 10-K for the year ended December 31, 2019 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, which have been filed with the SEC and are available on the Company’s website (www.gtt.net) and on the SEC’s website (www.sec.gov).

Item 9.01.	Financial Statements and Exhibits
(d)      Exhibits
The following exhibits are filed as part of this report:

Number	Exhibit
99.1	Combined Hearing Notice.
99.2	Interim NOL Order
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GTT Communications, Inc.

Date:	November 5, 2021	By:	/s/ Donna Granato
Donna Granato
Chief Financial Officer